Exhibit 32.2 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William Roberts, the Co-Chief Executive Officer of IREN Limited (the “Company”), hereby certify, that, to my knowledge: 1. The Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: May 7, 2026 /s/ William Roberts Name: William Roberts Co-Chief Executive Officer